                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):    July 25, 2000

                               VIRATA CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


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
     DELAWARE                                   000-28157                          77-0521696
(State or Other Jurisdiction of         (Commission File Number)        (IRS Employer Identification No.)
    Incorporation)

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                        2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA  95054
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000

Item 5.       Other Events.
-------       ------------

       First Quarter Revenues

       On July 25, 2000, the Registrant announced its fiscal 2001 first quarter revenues for the period ended July 2, 2000. Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the Registrant for the first quarter ended July 2, 2000.


Item 7.      Financial Statements, Pro Forma and Exhibits.
-------      --------------------------------------------

(a)    Financial Statements of Business Acquired.

       Not applicable.

(b)    Pro Forma Financial Information.

       Not applicable.

(c)  Exhibits.

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
     Exhibit No.         Description
     -----------         -----------

99.1                     Press Release issued July 25, 2000.
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

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of August 7, 2000

                                   VIRATA CORPORATION

                                   By:     /s/ Andrew M. Vought
                                           --------------------
                                               Andrew M. Vought
                                        Chief Financial Officer

                                 EXHIBIT INDEX


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

Exhibit No.      Description
-----------      -------------------------------------------------------------
99.1             Press Release issued July 25, 2000.
------------------------------------------------------------------------------
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